UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Southwest Airlines Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHWEST AIRLINES CO.

2702 LOVE FIELD DRIVE

DALLAS, TEXAS 75235

V87516-P48363

Your Vote Counts!

SOUTHWEST AIRLINES CO.

2026 Annual Meeting

Vote by May 6, 2026 11:59 PM EDT. For shares held in the

Southwest Airlines Co. Retirement Savings Plan, vote by

May 5, 2026 11:59 PM EDT.

You invested in SOUTHWEST AIRLINES CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 7, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 7, 2026 4:00 p.m., Central Daylight Time
Virtually at: www.virtualshareholdermeeting.com/LUV2026

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

Company Proposals

1.	Election of Directors.

1a.	Lisa M. Atherton	For

1b.	Pierre R. Breber	For

1c.	Douglas H. Brooks	For

1d.	Sarah E. Feinberg	For

1e.	Robert L. Fornaro	For

1f.	Rakesh Gangwal	For

1g.	David J. Grissen	For

1h.	David P. Hess	For

1i.	Robert E. Jordan	For

1j.	Christopher P. Reynolds	For

1k.	Patricia A. Watson	For

2.	Advisory vote to approve the compensation of the Company’s named executive officers.	For

3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V87517-P48363